UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2005

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201 North Charleston, South Carolina		29405
(Address of Principal Executive Offices)		(Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                              Changes in the Registrant’s Certifying Accountant.

(a)                                  Dismissal of Independent Registered Public Accountants.

Polymer Group, Inc. (the “Company”) has dismissed Ernst & Young LLP (“Ernst & Young”), effective October 4, 2005, as its independent registered public accountants.   The decision to dismiss Ernst & Young was made by the Audit Committee of the Board of Directors, in accordance with the Charter of the Audit Committee.

Neither of the audit reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended January 3, 2004 or January 1, 2005, contained an adverse opinion or disclaimer of opinion, nor was it otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 3, 2004 and January 1, 2005 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years.  During the same periods, there were no reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K (“Regulation S-K”).

The Company has provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Ernst & Young’s letter, dated October 7, 2005, stating that it agrees with such statements.

(b)                                 Engagement of New Independent Registered Public Accountants.

Effective October 10, 2005, the Company has engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accountants.  Therefore, Grant Thornton will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2005.  The decision to engage Grant Thornton was made by the Audit Committee of the Board of Directors, in accordance with the Charter of the Audit Committee.

During the fiscal years ended January 3, 2004 and January 1, 2005 and through the date of this Current Report on Form 8-K, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                              Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

/s/ Willis C. Moore, III
Date: October 11, 2005	Willis C. Moore, III
Chief Financial Officer